Exhibit 10.5

FIFTH AMENDMENT AND JOINDER AGREEMENT TO
ORIGINATOR PURCHASE AGREEMENT

THIS FIFTH AMENDMENT AND JOINDER AGREEMENT TO ORIGINATOR PURCHASE AGREEMENT, dated as of November 14, 2017 (this “Amendment”) is entered into by and among (a) DST SYSTEMS, INC., a Delaware corporation (“DST Systems”), as the Purchaser and the Servicer, (b) Boston Financial Data Services, Inc., a Massachusetts corporation (a “New Seller”), and (c) National Financial Data Services, Inc., a Massachusetts corporation (a “New Seller”), and (d) each of the parties named on Exhibit I hereto as an “Existing Seller” (each, an “Existing Seller” and collectively, the “Existing Sellers” and the Existing Sellers together with the New Sellers, the “Sellers”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).
WHEREAS, the Existing Sellers and DST Systems have entered into that certain Originator Purchase Agreement, dated as of May 21, 2009 (as amended through the date hereof, the “Existing Agreement” and, as amended hereby, the “Agreement”), and
WHEREAS, the Sellers and DST Systems desire to amend the Existing Agreement in certain respects as provided herein;
NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
SECTION 1. Joinder of New Sellers. Each New Seller hereby accepts the duties, obligations and responsibilities of a Seller under the Existing Agreement, agrees to assume the duties and responsibilities, and be bound by each of the obligations of, a Seller and is hereby made a party to the Existing Agreement.
SECTION 2. Schedules and Exhibits. Each of Schedule I (List of Sellers), Exhibit B (Deposit Accounts and Lockboxes), Exhibit C (Addresses) and Exhibit D (Seller UCC Information) to the Existing Agreement is hereby deleted and replaced in its entirety with Schedule I (List of Sellers), Exhibit B (Deposit Accounts and Lockboxes), Exhibit C (Addresses) and Exhibit D (Seller UCC Information), attached hereto, respectively, to reflect the addition of each New Seller as a Seller.
SECTION 3. Representations and Warranties of the New Sellers. Each New Seller hereby makes each of the representations and warranties made by the Existing Sellers under the Existing Agreement as if each such representation and warranty was set forth herein, mutatis mutandis.
SECTION 4. Covenants and Agreements of New Sellers. Each New Seller hereby makes each of the covenants and agreements made by the Existing Sellers under the Existing Agreement as if each such covenant and agreement was set forth herein, mutatis mutandis. In addition, notwithstanding anything to the contrary in the Existing Agreement, each of the New Sellers hereby agrees that on or within 30 days after the date hereof, such New Seller will have notified its Obligors to make payments to remit all their payments in respect of Receivables to Lock-Boxes or to Deposit Accounts that are subject to Deposit Account Control Agreements in favor of the Agent.
SECTION 5. Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which the last of the following shall occur: (a) this Amendment shall have been executed and delivered by a duly authorized officer of each party hereto and (b) Amendment No. 4 to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof, shall have been executed and delivered by a duly authorized officer of each party thereto; provided, however, no New Seller shall participate as a Seller under the Existing Agreement until each of the conditions set forth in Section 7 of this Amendment with respect to such New Seller has been satisfied or waived in writing by the Agent.
SECTION 6. Reference to and Effect on the Agreement and the Related Documents.
On the Effective Date (a) each of the Existing Sellers hereby reaffirms all covenants, representations and warranties made by it in the Existing Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been restated as of the Effective Date of this Amendment, (b) each reference in the Existing Agreement to “Seller” or “Sellers” or words of like import shall include each New Seller and (c) each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import shall mean and be, and any references to the Existing Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Agreement shall mean and be, a reference to the Existing Agreement as amended hereby.
SECTION 7. Conditions Precedent to Effectiveness of this Amendment.
This Amendment is subject to the conditions precedent that DST Systems and the Agent shall have received the following, each (unless otherwise indicated) dated the date hereof, and in form and substance satisfactory to DST Systems and the Agent:
(a)certified copies of the resolutions (or similar authorization) of the directors of each New Seller approving this Amendment and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment;
(b)a certificate of the Secretary or Assistant Secretary of each New Seller certifying the names and true signatures of the officers of such New Seller authorized to sign this Amendment and the other documents to be delivered by it hereunder;
(c)a copy of good standing certificate for each New Seller issued within thirty (30) days prior to the date hereof by the Secretary of State of the state of formation of such New Seller and the state where such New Seller’s principal place of business is located;
(d)copies of proper financing statements (Form UCC1) to be filed under the UCC on or before the date of this Agreement in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the transfer by each New Seller to DST Systems of the Receivables (and assigned, of record, to the Agent);
(e)copies of proper UCC amendment statements (Form UCC3), if any, necessary to effect the release of all security interests and other rights of any Person in the Receivables of each New Seller, and the related Contracts and Related Security;

(f)a search report provided in writing to the Agent, (i) listing all effective financing statements that name either New Seller as debtor and that are filed in the jurisdiction in which filing was made pursuant to subsection (d) above and in such other jurisdiction that the Agent shall reasonably request, together with copies of such financing statements (none of which (other than any of the financing statements described in subsection (d) above) shall cover any Receivables, and (ii) listing all tax liens and judgment liens (if any) filed against such New Seller in the jurisdictions described above;
(g)fully-executed copies of this Amendment and of Amendment No. 4 to Amended and Restated Receivables Purchase Agreement, dated as of the date hereof; and
(h)such other agreements, instruments, certificates, opinions and other documents as the Agent may reasonably request.
SECTION 8. [Reserved].
SECTION 9. Authorization to File Financing Statements and Financing Statement Amendments. Each New Seller hereby authorizes DST Systems and the Agent (as DST System’s assign) to file one or more financing statements and/or financing statements amendments, as applicable, with any and all applicable state filing offices relating to the interests of DST System and the Agent (as DST System’s assign) in the Seller Collateral.
SECTION 10. Miscellaneous.
(a)    Effect on Existing Agreement. Except as specifically amended hereby, the Existing Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Existing Agreement, but shall constitute an amendment thereof.
(b)    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Existing Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
(c)    Fees and Expenses. The New Sellers and DST Systems agree to pay all costs, fees, and expenses (including, without limitation, reasonable attorneys’ fees and time charges of attorneys) incurred by the Agent and the Investor in connection with the preparation, execution and enforcement of this Amendment.
(d)    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(e)    Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
(f)    Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(g)    Amendments. This Amendment may not be amended or otherwise modified except as provided in the Existing Agreement.
(h)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SELLERS:
DST TECHNOLOGIES, INC.,
DST WORLDWIDE SERVICES, LLC
DST RETIREMENT SOLUTIONS, LLC
DST PHARMACY SOLUTIONS, INC.
DST HEALTH SOLUTIONS, LLC
DST BROKERAGE SOLUTIONS, LLC
LTM PUBLISHING, INC.
MCKAY HOCHMAN CO., INC.
THIRD PARTY EDUCATIONAL SYSTEMS, INC.
DST HEALTHCARE HOLDINGS, INC.
ALPS ALTERNATIVE INVESTMENT SERVICES, LLC,
NATIONAL FINANCIAL DATA SERVICES, INC. AND
BOSTON FINANCIAL DATA SERVICES, INC.

By:    /s/ Gregg Wm. Givens
Name:    Gregg Wm. Givens
Title:    Treasurer

SERVICER:    DST SYSTEMS, INC.

By:    /s/ Gregg Wm. Givens
Name:    Gregg Wm. Givens
Title:    Sr. VP. CFO, and Treasurer

PURCHASER:    DST SYSTEMS, INC.

By:    /s/ Gregg Wm. Givens
Name:    Gregg Wm. Givens
Title:    Sr. VP. CFO, and Treasurer

SCHEDULE I
Existing Sellers:
DST Technologies, Inc.
DST Worldwide Services, LLC
DST Retirement Solutions, LLC
DST Pharmacy Solutions, Inc.
DST Health Solutions, LLC
DST Brokerage Solutions, LLC
LTM Publishing, Inc.
McKay Hochman Co., Inc.
Third Party Educational Systems, Inc.
DST Healthcare Holdings, Inc.
ALPS Alternative Investment Services, LLC
New Sellers:
Boston Financial Data Services, Inc.

National Financial Data Services, Inc.

EXHIBIT B
DEPOSIT ACCOUNTS AND LOCK-BOXES
[SEE SCHEDULE I TO THE RPA]

EXHIBIT C
ADDRESSES

SELLERS:    DST Technologies, Inc.
DST Worldwide Services, LLC
DST Retirement Solutions, LLC
DST Brokerage Solutions, LLC
DST Health Solutions, LLC
DST Healthcare Holdings, Inc.
DST Pharmacy Solutions, Inc.
ALPS Alternative Investment Services, LLC
Boston Financial Data Services, Inc.
National Financial Data Services, Inc.
333 West 11th Street, 5th Floor
Kansas City, MO 64105
Attention: Gregg Wm. Givens
Facsimile No. 816-435-8630

LTM Publishing, Inc.
15 Corporate Circle
Albany, NY 12203
Attention: Gregg Wm. Givens
Facsimile No. 518-862-3399

McKay Hochman Co., Inc.
10 Park Place
Butler, NJ 07405
Attention: Gregg Wm. Givens
Facsimile No. 518-862-3399

Third Party Educational Systems, Inc.
43 Main Street, SE
Minneapolis, MN 55414
Attention: Gregg Wm. Givens
Facsimile No. 518-862-3399

PURCHASER:    DST Systems, Inc.
333 West 11th Street, 5th Floor
Kansas City, MO 64105
Attention: Gregg Wm. Givens
Facsimile No. 816-435-8630

EXHIBIT D
SELLER UCC INFORMATION

Name:	DST Technologies, Inc.

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Missouri
UCC Filing Office: Secretary of State of Missouri

Prior Names:
None D/B/A Names: None

Name:	DST Worldwide Services, LLC

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Missouri
UCC Filing Office: Secretary of State of Missouri

Prior Names: DST Worldwide Services, LLC
D/B/A Names: None

Name:         DST Retirement Solutions, LLC

Address:	333 West 11th Street, 5th Floor Kansas
City, MO 64105

Jurisdiction of Organization: Delaware
UCC Filing Office: Secretary of State of Delaware
Prior Names: None D/B/A
Names: None

Name:    DST Pharmacy Solutions, Inc.

Address:	1300 Washington Street
Kansas City, MO 64105

Jurisdiction of Organization: Delaware
UCC Filing Office: Secretary of State of Delaware

Prior Names: Argus Health Systems, Inc.
D/B/A Names: None

Name:    DST Health Solutions, LLC

Address:     2400 Thea Drive
Harrisburg, PA 17110

Jurisdiction of Organization: Delaware
UCC Filing Office: Secretary of State of Delaware

Prior Names: Synertech Health System Solutions, LLC, DST Health Solutions Systems, LLC and DST Health Solutions Services, LLC
D/B/A Names: None

Name:     DST Brokerage Solutions, LLC

Address:     333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Delaware
UCC Filing Office: Secretary of State of Delaware

Prior Names: None
D/B/A Names: None

Name:     LTM Publishing, Inc.
Address:     15 Corporate Circle
Albany, NY 12203

Jurisdiction of Organization: New York
UCC Filing Office: Secretary of State of New York

Prior Names: None
D/B/A Names: None

Name:     McKay Hochman Co., Inc.

Address:     10 Park Place
Butler, NJ 07405

Jurisdiction of Organization: New York
UCC Filing Office: Secretary of State of New York

Prior Names: None
D/B/A Names: None

Name:     Third Party Educational Systems, Inc.

Address:     43 Main Street, SE
Minneapolis, MN 55414

Jurisdiction of Organization: Minnesota
UCC Filing Office: Secretary of State of Minnesota

Prior Names: None
D/B/A Names: MasteryPoint Financial Technologies

Name:        DST Healthcare Holdings, Inc.

Address:     333 West 11th Street, Kansas City, MO 64105

Jurisdiction of Organization: Delaware
UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Health Solutions Holdings, Inc.
D/B/A Names: None

Name:     ALPS Alternative Investment Services, LLC

Address:    333 West 11th Street, Kansas City, MO 64105

Jurisdiction of Organization:    Delaware
UCC Filing Office:    Delaware Secretary of State
Prior Names: KAUFMAN ROSSIN FUND SERVICES, LLC
KAUFMAN ROSSIN FUND SERVICES (CA), LLC
KAUFMAN ROSSIN FUND SERVICES (MASS), LLC
KAUFMAN ROSSIN FUND SERVICES (TEXAS) LLC

Name:      Boston Financial Data Services, Inc.

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Massachusetts
UCC Filing Office: Secretary of the Commonwealth of Massachusetts
Prior Names: [None]
D/B/A Names: [None]

Name:      National Financial Data Services, Inc.

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Massachusetts
UCC Filing Office: Secretary of the Commonwealth of Massachusetts
Prior Names: None
D/B/A Names: None

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